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                                                                    EXHIBIT 10.1


                   SECOND AMENDMENT TO BUSINESS LOAN AGREEMENT

     This Second Amendment to Business Loan Agreement (the "Amendment") is made as of August 1, 2001, between Bank of America, N. A.("Bank"), and Pacific Sunwear of California, Inc., a California corporation (the "Borrower").

                                    RECITALS

     A. Borrower and Bank entered into that certain Business Loan Agreement dated as of April 3, 2001, as previously amended (the "Agreement").

     B. Borrower and Bank desire to further amend certain terms and provisions of the Agreement.

                                    AGREEMENT

     1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

     2. Amendments. The Agreement is hereby amended as follows:

          2.1 The table appearing in Section 9.5 of the Agreement is amended in its entirety to read as follows:

                            Period                                 Amount
                            ------                               -----------

          At the second fiscal quarter ending or about           $70,000,000
          July 31, 2001 through the third fiscal quarter ending on or about October 31, 2002.

          At the fourth fiscal quarter ending on or about        $85,000,000
          January 31, 2003 and thereafter.


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          2.2 Section 9.9 of the Agreement is amended in its entirety to read as follows:

          "Capital Expenditures. Not to spend more than the amounts specified below during any fiscal year to acquire fixed assets, as determined by the amount of EBITDA maintained on a rolling four quarters basis.

                                       MAXIMUM CAPITAL            MAXIMUM CAPITAL
                                   EXPENDITURES IF ROLLING    EXPENDITURES IF ROLLING
                                     4Q EBITDA LESS THAN        4Q EBITDA LESS THAN
              FISCAL YEAR               $100,000,000                $100,000,000
              -----------          -----------------------    -----------------------
                 2001                    $95,000,000                 $95,000,000

                 2002                    $40,000,000                 $62,500,000

                 2003                    $45,000,000                 $72,500,000

          2.3 Exhibit B to the Agreement is deleted and replaced by a new Exhibit B in the form attached hereto.

     3. Representations and Warranties. Each Borrower hereby represents and warrants to Bank that: (i) no default specified in the Agreement and no event which with notice or lapse of time or both would become such a default has occurred and is continuing and has not been previously waived (ii) the representations and warranties of Borrower pursuant to the Agreement are true on and as of the date hereof as if made on and as of said date, (iii) the making and performance by Borrower of this Amendment have been duly authorized by all necessary action, and (iv) no consent, approval, authorization, permit or license is required in connection with the making or performance of the Agreement as amended hereby.

     4. Conditions. This Amendment will be effective when the Bank receives the following items, in form and content acceptable to the Bank:

          4.1 This Amendment duly executed by all parties hereto.

          4.2 Payment of an amendment fee in the amount of Ten Thousand Dollars ($10,000.00).

     5. Effect of Amendment. Except as provided in this Amendment, the Agreement shall remain in full force and effect and shall be performed by the parties hereto according to its terms and provisions.


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     IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the date first above written.

                                           BANK OF AMERICA, N.A.


                                           By:
                                                 -------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                 -------------------------------


                                           PACIFIC SUNWEAR OF CALIFORNIA, INC.


                                           By:
                                                 -------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                 -------------------------------


                                           By:
                                                 -------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                 -------------------------------


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